Exhibit 99.1

For immediate release	Media Contact
December 7, 2012	Joan Campion
212-733-2798

Investor Contact
Ryan Crowe
212-733-8160

Pfizer Inc. Announces (i) Private Exchange Offer for its 6.500 per cent. Notes due 2038 Open to Certain Investors and Related Tender Offer Open to All Investors and (ii) Tender Offer for its 5.750 per cent. Notes due 2021 and Related Solicitation of Consents

Exchange Offer for 6.500 per cent. Notes due 2038

NEW YORK, NY, December 7, 2017 — Pfizer Inc. (NYSE: PFE) (“Pfizer”) today announced that it has commenced a private offer to exchange (the “Exchange Offer”) any and all of its outstanding £1,500,000,000 6.500 per cent. Notes due 2038 (the “Old Notes”) in exchange for newly issued debt securities of Pfizer (the “New Notes”), on the terms and subject to the conditions set forth in the Offering Memorandum dated December 7, 2017 (the “Offering Memorandum” and, together with the accompanying exchange offer notice of guaranteed delivery, the “Exchange Offer Documents”). All holders who certify that they are either (1) “qualified institutional buyers” (“QIBs”) as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or (2) non-“U.S. persons” (as defined in Rule 902 under the Securities Act) located outside of the United States who are non-U.S. qualified offerees (as defined in the Offering Memorandum) are authorized to receive the Offering Memorandum and to participate in the Exchange Offer (each an “Exchange Offer Eligible Holder”).

The Exchange Offer will expire at 5:00 p.m. (New York time) on December 14, 2017 (such date and time, as the same may be extended, the “Exchange Offer Expiration Date”). Old Notes tendered for exchange pursuant to the Exchange Offer may be withdrawn prior to the earlier of (i) the Exchange Offer Expiration Date, and (ii) if the Exchange Offer is extended, the 10th business day after commencement of the Exchange Offer. Old Notes may also be validly withdrawn at any time after the 60th business day after commencement of the Exchange Offer if for any reason the Exchange Offer has not been consummated within 60 business days after commencement of the Exchange Offer. Subject to the satisfaction or waiver of the conditions to the Exchange Offer, the “Settlement Date” with respect to the Exchange Offer will be promptly following the Exchange Offer Expiration Date and is expected to be December 19, 2017, which is the third business day after the Exchange Offer Expiration Date.

On the terms and subject to the conditions set forth in the Offering Memorandum, Pfizer is offering to any and all Exchange Offer Eligible Holders of its outstanding Old Notes listed below to exchange the Old Notes for New Notes:

ISIN Number Common Code	Title of Security	Principal Amount Outstanding	Old Notes Reference Benchmark (ISIN Number)	Bloomberg Reference Page	Fixed Spread (basis points)	Hypothetical Total Exchange Price(1)	Hypothetical New Notes Amount(2)
XS0432072022 043207202	6.500 per cent. Notes due 2038	£1,500,000,000	UKT 4.75% due 7 December 2038 (GB00B00NY175)	PXUK	+70 bps	£1,641.32	£1,641.32

(1)

The hypothetical Total Exchange Price (as defined below) is based on the fixed spread for the Old Notes plus the yield of the Old Notes Reference Benchmark as of 10:00 a.m. (London time) on December 6, 2017. The information provided in the above table is for illustrative purposes only. Pfizer makes no representation with respect to the actual consideration that may be paid, and such amounts may be greater or less than those shown in the above table depending on the yield of the Old Notes Reference Benchmark as of the Exchange Offer Price Determination Date (as defined below). The actual Total Exchange Price will be based on the fixed spread plus the yield of the Old Notes Reference Benchmark as of 1:00 p.m. (London time) on the Exchange Offer Price Determination Date.
(2)	Payable in principal amount of the New Notes per each £1,000 principal amount of the Old Notes validly tendered and not validly withdrawn at or prior to the Exchange Offer Expiration Date or Exchange Offer Guaranteed Delivery Date (as such terms are defined below) and accepted for exchange.

Upon the terms and subject to the conditions set forth in the Exchange Offer Documents, Exchange Offer Eligible Holders who (i) validly tender and who do not validly withdraw Old Notes at or prior to the Exchange Offer Expiration Date or (ii) deliver a properly completed and duly executed notice of guaranteed delivery and all other required documents at or prior to the Exchange Offer Expiration Date and tender their Old Notes pursuant to the Exchange Offer at or prior to 5:00 p.m. (New York time) on the second business day after the Exchange Offer Expiration Date (the “Exchange Offer Guaranteed Delivery Date”), and whose Old Notes are accepted for exchange by Pfizer, will receive the Total Exchange Price for each £1,000 principal amount of Old Notes, which will be payable in the form of the consideration described below.

The price for each £1,000 principal amount of Old Notes validly tendered at or prior to the Exchange Offer Expiration Date or the Exchange Offer Guaranteed Delivery Date pursuant to the guaranteed delivery procedures, and not validly withdrawn (the “Total Exchange Price”), will be calculated at 1:00 p.m. (London time) on December 14, 2017 unless extended (such date and time, as it may be extended, the “Exchange Offer Price Determination Date”). The Total Exchange Price for the Old Notes will be determined in accordance with standard market practice, as described in the Offering Memorandum using the applicable yield to maturity, which will be equal to the sum of the yield that equates to the mid-price of the Old Notes Reference Benchmark in the table above specified on the Exchange Offer Price Determination Date, plus the fixed spread specified in the table above.

The Total Exchange Price payable by us for each £1,000 principal amount of Old Notes, tendered for exchange, and accepted by us, will consist of the principal amount of New Notes equal to the Total Exchange Price.

Pfizer will announce the Total Exchange Price for the Old Notes as soon as practicable after it is determined on the Exchange Offer Price Determination Date.

In addition to the Total Exchange Price, Exchange Offer Eligible Holders whose Old Notes are accepted for exchange will be paid in cash accrued and unpaid interest on such Old Notes to, but excluding, the Settlement Date. Interest will cease to accrue on the Settlement Date for all Old Notes accepted, including those tendered through the guaranteed delivery procedures.

The New Notes will mature on June 15, 2043 and will bear interest at a rate per annum that will be equal to the sum of (a) the yield of the U.K. Treasury 4.50% due 7 December 2042, as calculated by the dealer manager in accordance with standard market practice and as described in the Offering Memorandum, plus (b) 95 basis points, such sum rounded to the third decimal place when expressed as a percentage.

Pfizer will not issue New Notes in the Exchange Offer if the aggregate principal amount of New Notes to be issued in the Exchange Offer would be less than £300 million (the “Minimum Issue Requirement”), but instead will deliver cash to holders that elect to receive cash in such circumstances (the “Cash Reversion Option”). When submitting a tender of Old Notes, an Exchange Offer Eligible Holder must elect, in the event the Minimum Issue Requirement with respect to the New Notes is not satisfied (and the Total Exchange Price is not payable to such Exchange Offer Eligible Holder), to:

•	receive the cash consideration equal to the Total Consideration (as defined below) for the Cash Offer (as defined below) with respect to such Old Notes pursuant to the Cash Reversion Option described in the Offering Memorandum, or

•	have its Old Notes returned.

Holders that do not make an election will be deemed to have elected to receive cash in the event the Minimum Issue Requirement is not met. Pfizer is not permitted to waive the Minimum Issue Requirement.

Pfizer’s obligation to accept any Old Notes tendered in the Exchange Offer is subject to the satisfaction of certain conditions to the Exchange Offer as described in the Offering Memorandum, including (x) the timely satisfaction or waiver of all of the conditions to the Cash Offer (the “Cash Offer Condition”) and (y) the determination that the exchange of the New Notes for the Old Notes pursuant to the Exchange Offer will be treated as a “significant modification” of the Old Notes within the meaning of section 1.1001-3 of the U.S. Treasury Regulation (the “Tax Condition”). Pfizer reserves the right, subject to applicable law, to waive any and all conditions to the Exchange Offer, except for the Cash Offer Condition.

Pfizer will terminate the Exchange Offer if it terminates the Cash Offer. Pfizer may terminate the Cash Offer if it terminates the Exchange Offer, but it may also elect to waive the condition to the Cash Offer that the Exchange Offer be completed. If Pfizer does waive the condition to the Cash Offer that the Exchange Offer be completed and terminates the Exchange Offer without terminating the Cash Offer, it will offer holders that tendered Old Notes into the terminated Exchange Offer the opportunity to tender into the Cash Offer instead, including by extending the Cash Offer if required by law. If Pfizer extends the Cash Offer for any reason, it will extend the Exchange Offer, unless the Exchange Offer has been terminated in accordance with the preceding sentence.

If and when issued, the New Notes will not be registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

Lucid Issuer Services Limited will act as the Information Agent and the Exchange Agent for the Exchange Offer. Questions or requests for assistance related to the Exchange Offer may be directed to Lucid Issuer Services Limited at +44 207 704 0880 or pfizer@lucid-is.com. Holders can access the Exchange Offer Documents through the following link www.lucid-is.com/pfizer after making the required certifications.

Cash Offer for 6.500 per cent. Notes due 2038

Pfizer also announced that it has commenced an offer to all holders to purchase for cash (the “Cash Offer”) any and all Old Notes, on the terms and subject to the conditions set forth in the Offer to Purchase dated December 7, 2017 (the “Offer to Purchase” and, together with the accompanying cash offer notice of guaranteed delivery, the “Cash Offer Documents,” collectively with the Exchange Offer

Documents, the “Offer Documents”). Exchange Offer Eligible Holders are permitted to participate in either the Exchange Offer or the Cash Offer with respect to any particular Old Note (subject to authorized denominations requirements ), provided that any particular Old Note may be tendered either in the Exchange Offer or the Cash Offer, but not both.

On the terms and subject to the conditions set forth in the Offer to Purchase, Pfizer is offering to any and all holders of its outstanding Old Notes listed below to purchase such Old Notes for cash:

ISIN Number Common Code	Title of Security	Principal Amount Outstanding	Old Notes Reference Benchmark (ISIN Number)	Bloomberg Reference Page	Fixed Spread (basis points)	Hypothetical Total Consideration(1)(2)
XS0432072022 043207202	6.500 per cent. Notes due 2038	£1,500,000,000	UKT 4.75% due 7 December 2038 (GB00B00NY175)	PXUK	+70 bps	£1,641.32

(1)	Payable in cash per each £1,000 principal amount of the Old Notes validly tendered and not validly withdrawn at or prior to the Cash Offer Expiration Date or the Guaranteed Delivery Date (as such terms are defined below) pursuant to the guaranteed delivery procedures and accepted for purchase.
(2)	Hypothetical Total Consideration is based on the fixed spread for the Old Notes plus the yield of the Old Notes Reference Benchmark as of 10:00 a.m. (London time) on December 6, 2017. The information provided in the above table is for illustrative purposes only. Pfizer makes no representation with respect to the actual consideration that may be paid, and such amounts may be greater or less than those shown in the above table depending on the yield of the Old Notes Reference Benchmark as of the Cash Offer Price Determination Date (as defined below). The actual Total Consideration will be based on the fixed spread for the Old Notes to the yield of the Old Notes Reference Benchmark as of 1:00 p.m. (London time) on the Cash Offer Price Determination Date. The hypothetical Total Consideration excludes accrued and unpaid interest on the Old Notes accepted for purchase.

The Cash Offer will expire at 5:00 p.m. (New York time) on December 14, 2017 (such date and time, as the same may be extended, the “Cash Offer Expiration Date”). Old Notes tendered may be validly withdrawn at any time prior to the earlier of (i) the Cash Offer Expiration Date, and (ii) if the Cash Offer is extended, the 10th business day after commencement of the Cash Offer. Old Notes may also be validly withdrawn at any time after the 60th business day after commencement of the Cash Offer if for any reason the Cash Offer has not been consummated within 60 business days after commencement of the Cash Offer. Subject to the satisfaction or waiver of the conditions to the Cash Offer, the “Settlement Date” with respect to the Cash Offer is expected to be the third business day after the Cash Offer Expiration Date, which is expected to be December 19, 2017, unless extended.

Upon the terms and subject to the conditions set forth in the Tender Offer Documents, holders who (i) validly tender and who do not validly withdraw Old Notes pursuant to the Cash Offer at or prior to the Cash Offer Expiration Date or (ii) deliver a properly completed and duly executed Notice of Guaranteed Delivery and all other required documents at or prior to the Cash Offer Expiration Date and tender their Old Notes pursuant to the Cash Offer at or prior to prior to 5:00 p.m. (New York time) on the second business day after the Expiration Date (the “Cash Offer Guaranteed Delivery Date”), and whose Old Notes are accepted for purchase by us, will receive the Total Consideration (as defined below) for each £1,000 principal amount of Old Notes, which will be payable in cash.

The consideration for each £1,000 principal amount of Old Notes validly tendered pursuant to the Cash Offer at or prior to the Cash Offer Expiration Date or the Cash Offer Guaranteed Delivery Date pursuant to the guaranteed delivery procedures, and not validly withdrawn (the “Total Consideration”), will be calculated at 1:00 p.m. (London time) on the Cash Offer Price Determination Date. The Total

Consideration for the Old Notes will be determined in accordance with standard market practice, as described in the Offer the Purchase using the yield to maturity equal to the fixed spread specified in the table above, plus the yield that equates to the price of the Old Notes Reference Benchmark specified in the table above on the Cash Offer Price Determination Date.

Pfizer will announce the Total Consideration for the Old Notes as soon as practicable after it is determined on the Cash Offer Price Determination Date.

In addition to the Total Consideration, holders whose Old Notes are accepted for tender will be paid accrued and unpaid interest on such Old Notes to, but not including, the Settlement Date. Interest will cease to accrue on the Settlement Date for all Old Notes accepted, including those tendered through the guaranteed delivery procedures.

Pfizer’s obligation to accept Old Notes tendered in the Cash Offer is subject to the satisfaction of certain conditions described in the Offer to Purchase, including the timely satisfaction or waiver of all of the conditions precedent to the completion of the Exchange Offer (the “Exchange Offer Condition”). Pfizer reserves the right, subject to applicable law, to waive any and all conditions to the Cash Offer.

Pfizer may terminate the Cash Offer if Pfizer terminates the Exchange Offer, but Pfizer may also elect to waive the Exchange Offer Condition. If Pfizer waives the Exchange Offer Condition and terminates the Exchange Offer without terminating the Cash Offer, Pfizer will offer holders that tendered Old Notes into the terminated Exchange Offer the opportunity to tender into the Cash Offer instead, including by extending the Cash Offer if required by law. Pfizer will terminate the Exchange Offer if it terminates the Cash Offer.

Lucid Issuer Services Limited will also act as the Information Agent and the Tender Agent for the Cash Offer. Questions or requests for assistance related to the Cash Offer may be directed to Lucid Issuer Services Limited at +44 207 704 0880 or pfizer@lucid-is.com. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Cash Offer. The Cash Offer Documents can be accessed at the following link www.lucid-is.com/pfizer.

Pfizer refers to the Exchange Offer and the Cash Offer collectively, as the “Offer.”

If Pfizer terminates the Offer, it will give prompt notice to the Tender Agent or Exchange Agent, as applicable, and all Old Notes tendered pursuant to such terminated Offer will be returned promptly to the tendering holders thereof. With effect from such termination, any Old Notes blocked in Euroclear Bank SA/NV and Clearstream Banking, société anonyme will be released.

Holders are advised to check with any bank, securities broker or other intermediary through which they hold Old Notes as to when such intermediary needs to receive instructions from a holder in order for that holder to be able to participate in, or (in the circumstances in which revocation is permitted) revoke their instruction to participate in, the Exchange Offer or Cash Offer, as applicable, before the deadlines specified herein and in the Exchange Offer Documents or the Cash Offer Documents, as applicable. The deadlines set by each clearing system for the submission and withdrawal of exchange instructions will also be earlier than the relevant deadlines specified herein and in the Exchange Offer Documents or the Cash Offer Documents, as applicable.

This announcement is for informational purposes only. This announcement is not an offer to purchase or a solicitation of an offer to purchase any Old Notes. The Exchange Offer is being made solely pursuant to the Offering Memorandum and related documents and the Cash Offer is being made solely pursuant to the Offer to Purchase and related documents. The Offer is not being made to holders of Old Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Offer to be made by a licensed broker or dealer, the Offer will be deemed to be made on behalf of Pfizer by the dealer manager or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

Offer to Purchase 5.750 per cent. Notes due 2021 and Related Solicitation of Consents

Pfizer today also announced that it has commenced (i) an offer to purchase for cash (the “2021 Notes Tender Offer”) any and all of its outstanding €2,000,000,000 5.750 per cent. Notes due 2021 (the “2021 Notes”) from holders thereof and, in conjunction with the 2021 Notes Tender Offer, (ii) a solicitation of consents (“Consents”) to amend the 2021 Notes and the indenture pursuant to which the 2021 Notes were issued to shorten the required notice in the case of an optional redemption by Pfizer to not less than seven days nor more than 60 days (the “Proposed Amendments”) (the “Consent Solicitation” and together with the 2021 Notes Tender Offer, the “2021 Notes Offer”), in each case on the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation Statement dated December 7, 2017 (the “2021 Notes Offer to Purchase”). In order to adopt the Proposed Amendments, Pfizer must receive valid tenders of 2021 Notes and delivery of corresponding Consents of at least a majority of the aggregate principal amount of the outstanding 2021 Notes (the “Required Consents”).

If Pfizer receives the Required Consents, promptly after the Early Tender and Consent Date (as defined below), Pfizer intends to issue a redemption notice calling for the redemption of any and all 2021 Notes not tendered by the Early Tender and Consent Date in the 2021 Notes Offer for redemption on or about December 28, 2017.

Holders must validly tender their 2021 Notes, and not validly withdraw their 2021 Notes, at or prior to 5:00 p.m., New York time, on December 20, 2017 (such time and date, as the same may be extended, the “Early Tender and Consent Date”) in order to be eligible to receive the Tender Total Consideration (as set forth below) on the Early Settlement Date (as defined below). The 2021 Notes Tender Offer will expire at 11:59 p.m., New York time, on January 5, 2018, unless extended or earlier terminated (such time and date, as the same may be extended or earlier terminated, the “2021 Notes Tender Expiration Date”). Holders that validly tender their 2021 Notes, and do not validly withdraw their 2021 Notes, after the Early Tender and Consent Date and at or prior to the 2021 Notes Tender Expiration Date will only be eligible to receive the Tender Total Consideration less the Early Tender and Consent Payment (as set forth below).

2021 Notes tendered may only be withdrawn prior to the effective date of the supplemental indenture (the “Consent Effective Date”). Holders will be deemed to have delivered their Consents by tendering their 2021 Notes on or prior to the 2021 Notes Tender Expiration Date. Holders may not tender their 2021 Notes (including following the Early Tender and Consent Date) without delivering their Consents in respect of the tendered 2021 Notes.

The total consideration (the “Tender Total Consideration”) payable for the 2021 Notes tendered on or prior to the Early Tender and Consent Date shall be determined in the manner described in the 2021 Notes Offer to Purchase by reference to a fixed spread of 20 basis points (the “2021 Notes Fixed Spread”) over the yield to maturity of the 2021 Notes Reference Benchmark described below as of 10:00 a.m., London time, on December 21, 2017 (the “2021 Notes Price Determination Date”).

The consideration payable per €1,000 principal amount of 2021 Notes in respect of 2021 Notes tendered on or prior to the Early Tender and Consent Date will equal the greater of:

(a) the Tender Total Consideration calculated with reference to the 2021 Notes Fixed Spread over the yield to maturity of the 2021 Notes Reference Benchmark as of 10:00 a.m., London time, on the 2021 Notes Price Determination Date using the Early Settlement Date, plus accrued but unpaid interest up to the Early Settlement Date, or

(b) the Tender Total Consideration calculated with reference to the 2021 Notes Fixed Spread over the yield to maturity of the 2021 Notes Reference Benchmark as of 10:00 a.m., London time, on the 2021 Notes Price Determination Date using the date that is 32 days after the 2021 Notes Price Determination Date (the “Alternative Settlement Date”), plus accrued but unpaid interest up to the Alternative Settlement Date, being the redemption price that an investor would have received had the 2021 Notes been redeemed on January 22, 2018, i.e., called for redemption on December 21, 2017 without giving effect to the Proposed Amendments. For the avoidance of doubt, the yield to maturity on the 2021 Notes Reference Benchmark is assumed as of the 2021 Notes Price Determination Date.

In addition, holders whose 2021 Notes are validly tendered and not validly withdrawn and that are purchased pursuant to the 2021 Notes Tender Offer will receive on the Early Settlement Date or the Final Settlement Date, as applicable, accrued and unpaid interest up to, but excluding, the applicable Settlement Date or, if the consideration payable is based on clause (b) above, the Alternative Settlement Date (“Accrued Interest”).

Included in the Tender Total Consideration calculation is an amount equal to €30.00 per €1,000 principal amount of 2021 Notes purchased, which shall constitute an early tender and consent payment (the “Early Tender and Consent Payment”) and which shall only be paid for 2021 Notes tendered and Consents delivered on or prior to the Early Tender and Consent Date that are accepted for purchase. With respect to 2021 Notes tendered after the Early Tender and Consent Date and on or prior to the 2021 Notes Tender Expiration Date, Pfizer shall pay the Tender Total Consideration minus the Early Tender and Consent Payment for such 2021 Notes accepted for purchase.

The following table summarizes terms material to the determination of the Tender Total Consideration:

ISIN Number Common Code	Title of Security	Principal Amount Outstanding	2021 Notes Reference Benchmark (ISIN Number)	Bloomberg Reference Page	Fixed Spread (basis points)	Early Tender and Consent Payment (1)	Hypothetical Tender Total Consideration(1)(2)
XS0432071131 043207113	5.750 per cent. Notes due 2021	€2,000,000,000	OBL 0% due 9 April 2021 (DE0001141737)	PXGE	+20 bps	€30.00	€1,212.75

(1)	Payable in cash per each €1,000 principal amount of the 2021 Notes validly tendered at or prior to the Early Tender and Consent Date and not validly withdrawn at or prior to the 2021 Notes Tender Expiration Date and accepted for purchase. The Early Tender and Consent Payment is included in the Total Consideration. Holders tendering after the Early Tender and Consent Date will not receive the Early Tender and Consent Payment.

(2)	Hypothetical Tender Total Consideration is based on the fixed spread for the 2021 Notes, plus the yield of the 2021 Notes Reference Benchmark as of 10:00 a.m., London time, on December 6, 2017. The information provided in the above table is for illustrative purposes only. Pfizer makes no representation with respect to the actual consideration that may be paid, and such amounts may be greater or less than those shown in the above table depending on the yield of the 2021 Notes Reference Benchmark as of the 2021 Notes Price Determination Date. The actual Tender Total Consideration will be based on the fixed spread for the 2021 Notes to the yield of the 2021 Notes Reference Benchmark as of 10:00 a.m., London time, on the 2021 Notes Price Determination Date. The hypothetical Tender Total Consideration excludes accrued and unpaid interest on the Old Notes accepted for purchase.

The “Early Settlement Date” in respect of 2021 Notes validly tendered (and not validly withdrawn) prior to the Early Tender and Consent Date and accepted by us, is expected to be on the third business day after the Early Tender and Consent Date, which is expected to be on or about December 28, 2017. The “Final Settlement Date”, in respect of 2021 Notes validly tendered (and not validly withdrawn) after the Early Tender and Consent Date but prior to the 2021 Notes Tender Expiration Date and accepted by us, is expected to be the third business day after the 2021 Notes Tender Expiration Date, which is expected to be on or about January 10, 2018.

Only holders that validly tender their 2021 Notes and deliver their corresponding Consents at or prior to the Early Tender and Consent Date and do not validly withdraw their 2021 Notes will be eligible to receive the Tender Total Consideration (which includes the Early Tender and Consent Payment). Holders validly tendering their 2021 Notes after the Early Tender and Consent Date and on or prior to the 2021 Notes Tender Expiration Date will only be eligible to receive the Tender Total Consideration less the Early Tender and Consent Payment. In addition, all holders that validly tender their 2021 Notes that are accepted for purchase in the 2021 Notes Tender Offer will receive a cash payment representing Accrued Interest. Holders may not tender their 2021 Notes (including following the Early Tender and Consent Date) without delivering their Consents in respect of the tendered 2021 Notes.

Subject to applicable law, Pfizer may, in its sole discretion, extend, amend or terminate the 2021 Notes Offer and Pfizer reserves the right, in its sole discretion, not to accept any 2021 Notes prior to the Consent Effective Date.

Lucid Issuer Services Limited will also act as the tender and tabulation agent and as information agent for the 2021 Notes Offer. Questions or requests for assistance related to the 2021 Notes Offer or for additional copies of the 2021 Notes Offer to Purchase may be directed to Lucid Issuer Services Limited at +44 207 704 0880 or pfizer@lucid-is.com. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the 2021 Notes Offer. The 2021 Notes Offer to Purchase can be accessed at the following link www.lucid-is.com/pfizer.

Holders of the 2021 Notes are advised to check with any bank, securities broker or other intermediary through which they hold 2021 Notes as to when such intermediary needs to receive instructions from a holder in order for that holder to be able to participate in, or (in the circumstances in which revocation is permitted) revoke their instruction to participate in, the 2021 Notes Offer before the deadlines specified herein and in the 2021 Notes Offer to Purchase. The deadlines set by each clearing system for the submission and withdrawal of tender instructions will also be earlier than the relevant deadlines specified herein and in the 2021 Notes Offer to Purchase.

This announcement is for informational purposes only. This announcement is not an offer to purchase or a solicitation of an offer to purchase any 2021 Notes. The 2021 Notes Tender Offer is being made solely pursuant to the 2021 Notes Offer to Purchase and related documents. The 2021 Notes Tender Offer is not being made to holders of 2021 Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the 2021 Notes Tender Offer to be made by a licensed broker or dealer, the 2021 Notes Tender Offer will be deemed to be made on behalf of Pfizer by the dealer manager or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

Forward-Looking Statements

This press release contains forward-looking statements. Such forward-looking statements involve substantial risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as “will,” “may,” “could,” “likely,” “ongoing,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” “goal,” “objective,” “aim” and other words and terms of similar meaning or by using future dates in connection with any discussion of, among other things, expectations regarding the completion of the Exchange Offer, the Cash Offer or the 2021 Notes Offer. A list and description of risks, uncertainties and other matters can be found in our Annual Report on Form 10-K for the year ended December 31, 2016, including in the sections thereof captioned “Forward-Looking Information and Factors That May Affect Future Results” and “Risk Factors,” in our Quarterly Reports on Form 10-Q, in our Current Reports on Form 8-K, and in the Offer Documents and the 2021 Notes Offer to Purchase, in each case including in the section thereof captioned “Risk Factors.” You should understand that it is not possible to predict or identify all such factors. Consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

We cannot guarantee that any forward-looking statement will be realized, although we believe we have been prudent in our plans and assumptions. Achievement of anticipated results is subject to substantial risks, uncertainties and inaccurate assumptions. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could vary materially from past results and those anticipated, estimated or projected. You should bear this in mind as you consider forward-looking statements, and you are cautioned not to put undue reliance on forward-looking statements. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law or by the rules and regulations of the Securities and Exchange Commission (the “SEC”). You are advised, however, to consult any further disclosures we make on related subjects in our reports on Form 10-K, 10-Q and 8-K and our other filings with the SEC.